Davis Series, Inc.
File Number 811-02679
For the period ending 06/30/2013

Due to the restrictions in the format of form N-SAR to allow reporting of information for multiple classes of shares, this exhibit provides class level information for the following items:

Series 1

74U.	1.	Number of shares outstanding (000's omitted)
		Class A		9467

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		330
		Class C		3427
		Class Y		2532


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	27.94

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	23.81
		Class C	$	25.08
		Class Y	$	28.78


Series 2

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	340

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	0
		Class C	$	1
		Class Y	$	137


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0222

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0000
		Class C	$	0.0001
		Class Y	$	0.0311


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		13456

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		909
		Class C		3289
		Class Y		4779


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	5.45

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	5.42
		Class C	$	5.45
		Class Y	$	5.49


Series 3

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	90

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	5
		Class C	$	4
		Class Y	$	1


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0004

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0004
		Class C	$	0.0004
		Class Y	$	0.0004


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		219959

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		10072
		Class C		8590
		Class Y		3942


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	1.00

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	1.00
		Class C	$	1.00
		Class Y	$	1.00


Series 4

74U.	1.	Number of shares outstanding (000's omitted)
		Class A		13626

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		195
		Class C		2001
		Class Y		1138


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	34.95

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	29.38
		Class C	$	30.36
		Class Y	$	35.84


Series 5

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	794

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	8
		Class C	$	66
		Class Y	$	71


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0900

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0225
		Class C	$	0.0315
		Class Y	$	0.1050


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		8516

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		299
		Class C		1984
		Class Y		634


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	29.79

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	29.40
		Class C	$	29.88
		Class Y	$	29.93


Series 6

72DD.	1.	Total income dividends for which record date passed during
		the period (000's omitted)
		Class A	$	622

	2.	Dividends for a second class of open-end company shares
		(000's omitted)
		Class B	$	1
		Class C	$	24
		Class Y	$	82


73A.	1.	Dividends from net investment income (per share)
		Class A	$	0.0900

	2.	Dividends for a second class of open-end company shares
		(per share)
		Class B	$	0.0045
		Class C	$	0.0250
		Class Y	$	0.1090


74U.	1.	Number of shares outstanding (000's omitted)
		Class A		6791

	2.	Number of shares outstanding of a second class of shares of
		open-end company (000's omitted)
		Class B		135
		Class C		957
		Class Y		739


74V.	1.	Net asset value per share (to nearest cent)
		Class A	$	29.69

	2.	Net asset value per share of a second class of open-end
		Company shares (to nearest cent)
		Class B	$	29.23
		Class C	$	29.62
		Class Y	$	30.09